                                                                  Exhibit (d)(4)

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                STI CLASSIC FUNDS
                                       AND
                         TRUSCO CAPITAL MANAGEMENT, INC.

Breakpoint Advisory Fee Schedules and Discounts:

Equity and Fixed Income Funds:
First $500 million = None (full fee)
Next $500 million = 5% discount from full fee
Over $1.0 billion = 10% discount from full fee

Money Market Funds:
First $1.0 billion = None (full fee)
Next $1.5 billion = 5% discount from full fee
Next $2.5 billion = 10% discount from full fee
Over $5.0 billion = 20% discount from full fee

EQUITY FUNDS

PORTFOLIO                                                                   FEE
---------                                                                  ----
Aggressive Growth Stock Fund                                               1.10%
Balanced Fund                                                              0.85%
Capital Appreciation Fund                                                  0.92%
Emerging Growth Stock Fund                                                 1.10%
International Equity Fund                                                  1.15%
International Equity Index Fund                                            0.50%
Large Cap Quantitative Equity Fund                                         0.85%
Large Cap Relative Value Fund                                              0.83%
Large Cap Value Equity Fund                                                0.78%
Life Vision Aggressive Growth Fund                                         0.10%
Life Vision Conservative Fund                                              0.10%
Life Vision Growth and Income Fund                                         0.10%

PORTFOLIO                                                                   FEE
---------                                                                   ---
Life Vision Moderate Growth Fund                                           0.10%
Life Vision Target Date 2015 Fund                                          0.10%
Life Vision Target Date 2025 Fund                                          0.10%
Life Vision Target Date 2035 Fund                                          0.10%
Mid-Cap Equity Fund                                                        1.00%
Mid-Cap Value Equity Fund                                                  1.00%
Quality Growth Stock Fund                                                  0.85%
Small Cap Growth Stock Fund                                                1.12%
Small Cap Value Equity Fund                                                1.13%
Small Cap Quantitative Equity Fund                                         1.05%

FIXED INCOME FUNDS

PORTFOLIO                                                                   FEE
---------                                                                  ----
Classic Institutional Short-Term Bond Fund                                 0.40%
Core Bond Fund                                                             0.25%
Florida Tax-Exempt Bond Fund                                               0.55%
Georgia Tax-Exempt Bond Fund                                               0.55%
High Income Fund                                                           0.60%
High Quality Bond Fund                                                     0.40%
Intermediate Bond Fund                                                     0.25%
Investment Grade Bond Fund                                                 0.50%
Investment Grade Tax-Exempt Bond Fund                                      0.50%
Limited Duration Fund                                                      0.10%
Limited-Term Federal Mortgage Securities Fund                              0.50%
Maryland Municipal Bond Fund                                               0.55%
North Carolina Tax-Exempt Bond Fund                                        0.55%
Seix Floating Rate High Income Fund                                        0.45%

PORTFOLIO                                                                   FEE
---------                                                                  ----
Seix High Yield Fund                                                       0.43%
Short-Term Bond Fund                                                       0.40%
Short-Term U.S. Treasury Securities Fund                                   0.40%
Strategic Income Fund                                                      0.60%
Total Return Bond Fund                                                     0.35%
U.S. Government Securities Fund                                            0.50%
U.S. Government Securities Ultra-Short Bond Fund                           0.20%
Ultra-Short Bond Fund                                                      0.22%
Virginia Intermediate Municipal Bond Fund                                  0.55%
Virginia Municipal Bond Fund                                               0.55%

MONEY MARKET FUNDS

PORTFOLIO                                                                   FEE
---------                                                                  ----
Classic Institutional Cash Management Money Market Fund                    0.13%
Classic Institutional Municipal Cash Reserve Money Market Fund             0.15%
Classic Institutional U.S. Government Securities Money Market Fund         0.15%
Classic Institutional U.S. Treasury Securities Money Market Fund           0.15%
Prime Quality Money Market Fund                                            0.51%
Tax-Exempt Money Market Fund                                               0.44%
U.S. Government Securities Money Market Fund                               0.55%
U.S. Treasury Money Market Fund                                            0.54%
Virginia Tax-Free Money Market Fund                                        0.40%